Subsequent events	9 Months Ended
Sep. 30, 2023
Disclosure of non-adjusting events after reporting period [abstract]
Disclosure of events after reporting period [text block]	Subsequent events
a) On August 7, 2023, Banco Inter (“Inter”) and Banco BMG S.A. (“BMG”), sole shareholders of Granito Instituição de Pagamento S.A. (“Granito”), approved a capital increase in the amount of R$100 million (one hundred million reais), of which R$50 million (fifty million reais) will be subscribed and paid by Inter and R$50 million (fifty million reais) will be subscribed and paid in by BMG. The subscription and payment of Granito's capital increase will only occur after approval of the capital increase by the Central Bank of Brazil, pursuant to BCB Resolution No. 80 of March 25, 2021.
On November 7, 2023, the transfer of resources to Granito took place, after approval by the Central Bank.
b) In January 2024, a plaintiff filed before the US district court for the Southern Florida a putative class action pursuant to the Telephone Consumer Protection Act against Inter&Co Payments, claiming damages as a result of text messages allegedly sent to the plaintiff and other customers allegedly registered in the National Do Not Call Registry. The amount at issue has not been specified in the complaint and we intend to defend ourselves against all claims.